                             SUPPLEMENTAL INDENTURE NO. 2


                                         FROM


                                 NEVADA POWER COMPANY

                                          TO

                          IBJ WHITEHALL BANK & TRUST COMPANY

                                       TRUSTEE



                                     DATED AS OF


                                 ___________ 1, 1999


                   SUPPLEMENTAL TO SENIOR UNSECURED NOTE INDENTURE
                              DATED AS OF MARCH 1, 1999

     SUPPLEMENTAL INDENTURE No. 2, made as of the 1st day of _____, 1999, by and between NEVADA POWER COMPANY, a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), and IBJ Whitehall Bank & Trust Company, a banking corporation duly organized and existing under the laws of the State of New York, as trustee (the "Trustee"):

                                     WITNESSETH:

     WHEREAS, the Company has heretofore executed and delivered its Senior Unsecured Note Indenture (hereinafter referred to as the "Indenture"), made as of March 1, 1999; and

     WHEREAS, Section 2.05 of the Indenture provides that Notes shall be issued in series and that a Company Order shall specify the terms of each series; and

     WHEREAS, the Company has heretofore issued a series of Notes designated "6.20 % Senior Unsecured Notes, Series A Due April 15, 2004" (hereinafter sometimes referred to as the "Series A Notes"); and

     WHEREAS, the Series A Notes were sold to a group consisting of Prudential Securities Incorporated, PaineWebber Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively the "Initial Purchasers"); and

     WHEREAS, sales and transfers of the Series A Notes are restricted to qualified institutional investors pursuant to Rule 144A under the Securities Act and qualified buyers outside the United States pursuant to Regulation S under the Securities Act; and

     WHEREAS, the Company and the Initial Purchasers entered into an Exchange and Registration Rights Agreement dated as of March 30, 1999 (the "Exchange Agreement") pursuant to which the Company agreed, for the benefit of the holders of the Series A Notes, to file a registration statement relating to an exchange offer allowing the holders of the Series A Notes to exchange their transfer restricted notes for an issue of a second series of notes that are identical in all material respects to the Series A Notes except that the exchange notes will not contain the transfer restrictions applicable to the Series A Notes and the exchange notes would be registered under the Securities Act; and

     WHEREAS, the Company has delivered a Company Order setting forth the terms of a series of Notes designated 6.20% Senior Unsecured Notes, Series B Due
April 15, 2004" (hereinafter sometimes referred to as the "Series B Notes") to be issued and delivered to the holders of the Series A Notes in exchange for the tender and delivery of Series A Notes as described in the Exchange Agreement; and

     WHEREAS, Section 12.01 of the Indenture provides that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of establishing the form of Notes or establishing or reflecting any terms of any Note and adding to the covenants of the Company; and

     WHEREAS, the execution and delivery of this Supplemental Indenture No. 2 (herein, "this Supplemental Indenture") have been duly authorized by a resolution adopted by the Board of Directors of the Company;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to set forth the terms and conditions upon which the Series A Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises of the purchase and acceptance of the Series A Notes by the Holders thereof and the sum of one dollar duly paid to it by the Trustee at the execution of this Supplemental Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Series A Notes, as follows:

                                     ARTICLE ONE
                          RELATION TO INDENTURE; DEFINITIONS

     SECTION 1.01 This Supplemental Indenture constitutes an integral part of the Indenture.

     SECTION 1.02  For all purposes of this Supplemental Indenture:

          (a) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

          (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and

          (c) The terms "hereof," "herein," "hereby," "hereto," "hereunder" and "herewith" refer to this Supplemental Indenture.

                                     ARTICLE TWO
              6.20% SENIOR UNSECURED NOTES, SERIES B DUE APRIL 15, 2004

     SECTION 2.01 There shall be a series of Notes designated the "6.20% Senior Unsecured Notes, Series B due April 15, 2004" (the "Series B Notes"). The Series B Notes shall be limited to $130,000,000 aggregate principal amount outstanding.

     SECTION 2.02 Except as otherwise provided in Section 2.05 or Section 2.06 hereof, the principal amount of the Series B Notes shall be payable on the stated maturity date of April 15, 2004.

     SECTION 2.03 The Series B Notes shall be dated their date of authentication as provided in the Indenture and shall bear interest at the rate of 6.20% per annum, payable semi-annually on

April 15 and October 15 of each year, commencing October 15, 1999. The Regular Record Dates with respect to such interest payment dates shall be April 1 and October 1, respectively. Principal and interest shall be payable to the persons and in the manner provided in Sections 2.04 and 2.12 of the Indenture.

     SECTION 2.04 The Series B Notes shall be payable at the Corporate Trust Office of the Trustee and at the offices of such paying agents as the Company may appoint by Company Order in the future.

     SECTION 2.05 The Company, at its option, may redeem on any date all or, from time to time, any part of the Series B Notes upon notice as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of such Series B Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from and after the date of redemption discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus in each case accrued and unpaid interest thereon to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.


     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Series B Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Series B Notes.

     "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all such Quotations obtained.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.


     "Reference Treasury Dealer" means each of Prudential Securities Incorporated, PaineWebber Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     The Series B Notes shall not be subject to any sinking fund.

     SECTION 2.06 The Series B Notes shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

     SECTION 2.07 The Series B Notes shall be registered under the Securities Act and the transfer restrictions set forth in Section 2.14 of the Indenture shall not apply to the transfer of the Series B Notes and the Legend required by
Section 2.14 of the Indenture shall not be required to be placed on each certificate representing the Series B Notes. Pursuant to Company Order the Company shall execute and the Trustee shall authenticate and deliver Series B Notes in $1,000 original principal amount in exchange for each $1,000 principal amount of outstanding Series A Notes tendered by the holder thereof together with completed letter of transmittal in the form attached hereto as Exhibit B; incorporated herein by this reference.

     SECTION 2.08 The Series B Notes shall initially be in the form attached as Exhibit A hereto.

     SECTION 2.09 For all purposes of the Indenture the Series A Notes and the Series B Notes shall be treated as the same series and the holders of the Series A Notes and the Series B Notes shall vote and consent together on all matters as one class and none of the holders of the Series A Notes or the Series B Notes shall have the right to vote or consent as a separate class on any matter.

                                    ARTICLE THREE
                                 ADDITIONAL COVENANTS

     SECTION 3.01 (a) So long as any Series B Notes are outstanding, the Company will not issue, assume or guarantee any debt for money borrowed ("Debt") that is secured by any mortgage, security interest, pledge or lien (herein referred to as a "lien") of or upon any Operating Property of the Company, whether owned at the date of the Indenture or thereafter acquired, and will not permit to exist any Debt secured by a lien on any Operating Property, without in any such case effectively securing, on the later to occur of the issuance, assumption or guaranty of any such Debt, the outstanding Series B Notes (together with, if the Company shall so determine, any other Notes or

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indebtedness or obligation of or guaranteed by the Company ranking senior to, or equally with, the Series B Notes and then existing or thereafter created) equally and ratably with such Debt; provided, however, that the foregoing restriction shall not apply to Debt secured by any of the following:

          (1) Liens on any property existing at the time of acquisition thereof;

          (2) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Company, or at the time of a sale, lease or other disposition of the properties of such corporation or a division thereof as an entirety or substantially as an entirety to the Company, provided that such mortgage as a result of such merger, consolidation, sale, lease or other disposition is not extended to property owned by the Company immediately prior thereto;

          (3) Liens on property to secure all or part of the cost of acquiring, substantially repairing or altering, constructing, developing or substantially improving such property, or to secure indebtedness incurred to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose, provided such mortgages are created or assumed contemporaneously with, or within 18 months after, such acquisition or completion of substantial repair or alteration, construction, development or substantial improvement or within six months thereafter pursuant to a commitment for financing arranged with a lender or investor within such 18 month period;

          (4) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, or for the benefit of holders of securities issued by any such entity, to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving the property subject to such Liens;

          (5) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (1) to (4), inclusive; provided, however, that the principal amount of indebtedness secured thereby and not otherwise authorized by said clauses (1) to (4), inclusive, shall not exceed the principal amount of indebtedness, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement; or

          (6) the lien of the Indenture of Mortgage dated as of October 1, 1953 between the Company and Bankers Trust Company, as successor trustee, as supplemented and amended, providing for the issuance of the Company's first mortgage bonds.

     (b) Notwithstanding the provisions of Section 3.01(a), and so long as any Series B Notes are outstanding, the Company may issue, assume or guarantee Debt, or permit to exist Debt, secured by Liens which would otherwise be subject to the restrictions of Section 3.01(a) up to an aggregate principal amount that, together with the principal amount of all other Debt of the Company secured

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by Liens (other than Liens permitted by Section 3.01(a) that would otherwise be subject to the foregoing restrictions) and the Value of all Sale and Lease-Back Transactions in existence at such time (other than any Sale and Lease-Back Transaction that, if such Sale and Lease-Back Transaction had been a lien, would have been permitted by Section 3.01(a), other than Sale and Lease-Back Transactions permitted by Section 3.02 because the commitment by or on behalf of the purchaser was obtained no later than 18 months after the later of events described in clause (i) or (ii) of Section 3.02, and other than Sale and Lease-Back Transactions as to which application of amounts have been made in accordance with clause (z) of Section 3.02), does not at the time exceed the greater of 15% of Net Tangible Assets or 15% of Capitalization.

     (c) If at any time the Company shall issue, assume or guarantee any Debt secured by any lien and if Section 3.01(a) requires that the outstanding Series B Notes be secured equally and ratably with such Debt, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure such series of Notes and deliver the same to the Trustee along with:

          (1) An Officer's Certificate stating that the covenant of the Company contained in Section 3.01(a) has been complied with; and

          (2) An Opinion of Counsel to the effect that such covenant has been complied with, and that any instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant.

     In the event that the Company shall hereafter secure outstanding Series B Notes equally and ratably with any other obligation or indebtedness (including other Notes) pursuant to the provisions of this Section 3.01, the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the holders of such series of Notes so secured, equally and ratably with such other obligation and indebtedness.

     SECTION 3.02. So long as any Series B Notes are outstanding, the Company will not enter into any Sale and Lease-Back Transaction with respect to any Operating Property if the commitment by or on behalf of the purchaser is obtained more than 18 months after the later of (i) the completion of the acquisition, substantial repair or alteration, construction, development or substantial improvement of such Operating Property or (ii) the placing in operation of such Operating Property or of such Operating Property as so substantially repaired or altered, constructed, developed or substantially improved, unless (x) the Company would be entitled pursuant to Section 3.01(a) to issue, assume or guarantee Debt secured by a lien on such Operating Property without equally and ratably securing the Series B Notes and other indebtedness as provided in said Section 3.01(a), or (y) the Company would be entitled pursuant to Section 3.01(b), after giving effect to such Sale and Lease-Back Transaction, to incur $1.00 of additional Debt secured by a lien (other than a lien permitted by Section 3.01(a)) or (z) the Company shall apply or cause to be applied, in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof (but not in excess of the net book value of such Operating Property at the date of such sale or transfer) and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value (as determined by the Board of Directors) of the Operating Property so leased, to the retirement, within 180 days after the effective date of such Sale and Lease-Back Transaction, of Notes or other Debt of the Company ranking senior to, or equally with, the Notes; provided, however, that any such retirement of Notes shall be in accordance with the terms and provisions of the Indenture and the Notes and provided, further, that the amount to be applied to such retirement of Notes or other Debt shall be reduced by an amount equal to the sum of (a) an amount equal to the redemption price with respect to Notes delivered within such 180-day period to the Trustee for retirement and cancellation and (b) the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms of other Debt voluntarily retired by the Company within such 180-day period, excluding in each case retirements pursuant to mandatory sinking fund or prepayment provisions and payments at maturity.

     SECTION 3.03. For purposes of Section 3.01 and Section 3.02, the following terms shall have the following meanings:

     CAPITALIZATION: The term "Capitalization" shall mean the total of all the following items appearing on, or included in, the balance sheet of the Company:

          (1) liabilities for indebtedness maturing more than 12 months from the date of determination; and

          (2) common stock, preferred stock, capital surplus, premium on capital stock, capital in excess of par value and retained earnings (however the foregoing may be designated), less to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury.

     Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by independent accountants regularly retained by the Company, and may be determined as of a date not more than 60 days prior to the happening of an event for which such determination is being made.

     DEBT: The term "Debt" shall mean any outstanding debt for money borrowed.

     NET TANGIBLE ASSETS: The term "Net Tangible Assets" shall mean the amount shown as total assets on the balance sheet of the Company, less the following:

          (1) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet; and

          (2) appropriate adjustments, if any, on account of minority interests.

     Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by the independent accountants regularly retained by the Company, and may be determined as of a date not more than 60 days prior to the happening of the event for which such determination is being made.

     OPERATING PROPERTY: The term "Operating Property" shall mean (i) any interest in real property owned by the Company and (ii) any asset owned by the Company that is depreciable in accordance with generally accepted accounting principles.

     SALE AND LEASE-BACK TRANSACTION: The term "Sale and Lease-Back Transaction" shall mean any arrangement with any person providing for the leasing to the Company of any Operating Property (except for temporary leases for a term, including any renewal thereof, of not more than 24 months), which Operating Property has been or is to be sold or transferred by the Company to such person.

     VALUE: The term "Value" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (1) the net proceeds to the Company from the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (2) the net book value of such property, as determined in accordance with generally accepted accounting principles by the Company at the time of entering into such Sale and Lease-Back Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of such Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard, in any case, to any renewal or extension options contained in such lease.

                                     ARTICLE FOUR

                                    MISCELLANEOUS

     SECTION 4.01 The recitals of fact herein and in the Series B Notes (except the Trustee's Certificate) shall be taken as statements of the Company and shall not be construed as made by the Trustee.

     SECTION 4.02 This Supplemental Indenture shall be construed in connection with and as a part of the Indenture.

     SECTION 4.03 In case any one or more of the provisions contained in this Supplemental Indenture or in the notes issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

     SECTION 4.04 Whenever in this Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     SECTION 4.05

     (a) This Supplemental Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Indenture were formulated, used and inserted in this Supplemental Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.


     IN WITNESS WHEREOF, NEVADA POWER COMPANY has caused this Supplemental Indenture No. 2 to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary and IBJ Whitehall Bank & Trust Company, has caused this Supplemental Indenture to be signed by its President or a Vice President, and attested by a Vice President, this first day of __________, 1999.

                                   NEVADA POWER COMPANY



                                   By:
                                       ------------------------------------
ATTEST:




------------------------------------

                                   IBJ WHITEHALL BANK & TRUST COMPANY, Trustee


                                   By:
                                       -------------------------------------
                                        Vice President

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                                     EXHIBIT A

                    FORM OF 6.20% SENIOR UNSECURED NOTE, SERIES B
                                  DUE APRIL 15, 2004

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

REGISTERED                                                            REGISTERED


                                 NEVADA POWER COMPANY

               6.20% SENIOR UNSECURED NOTE, SERIES B DUE APRIL 15, 2004

CUSIP:                                       NUMBER:

ORIGINAL ISSUE DATE(S):   March 30, 1999     PRINCIPAL AMOUNT(S): $

INTEREST RATE: 6.20%                         MATURITY DATE: April 15, 2004

INITIAL INTEREST PAYMENT DATE: October 15, 1999

     NEVADA POWER COMPANY, a corporation of the State of Nevada (the "COMPANY"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of

                                                                         DOLLARS
on the Maturity Date set forth above, premium, if any, and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that

Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 in each year, commencing on the Initial Interest Payment Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date.

     The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be April 1 prior to April 15 or the October 1 prior to October 15, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption, repayment or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment of interest is due on this Global Note (other than maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, on the Maturity Date or upon redemption, repayment or acceleration, of any part of the principal and applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary.

     This Global Note is a global security in respect of a duly authorized issue of 6.20% Senior Unsecured Notes, Series B Due April 15, 2004 (the "NOTES OF THIS SERIES", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under a Senior Unsecured Note Indenture dated as of March 1, 1999 and Supplemental Indenture No. 2, dated as of ___________ 1, 1999 between the Company and IBJ Whitehall Bank & Trust Company, as trustee (the "TRUSTEE", which term includes any subsequent successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page hereof, limited in aggregate principal amount to $130,000,000.

     Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Note or Global Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note or Global Note, as the case may be.

     The Notes of this Series are payable on a parity basis with the Company's 6.20% Senior Unsecured Notes, Series A Due April 15, 2004 (the "Series A Notes") issued under the Senior Unsecured Note Indenture and Supplemental Indenture No. 1, dated as of March 1, 1999 issued in the aggregate principal amount of $130,000,000. The Notes of this Series are being issued in exchange for a like principal amount of Series A Notes and the combined aggregate principal amount of the Notes of this Series and the Series A Notes outstanding at any one time is limited to $130,000,000. Pursuant to the Indenture, the Series A Notes and the Notes of this Series shall be treated as the same series and the holders of the Series A Notes and the Notes of this Series shall vote and consent together on all matters as one class and none of the holders of the Series A Notes or the Notes of this Series shall have the right to vote or consent as a separate class on any matter.

     The Company, at its option, may redeem from time to time, all or any part of this Global Note at a redemption price equal to the greater of (i) 100% of the principal amount of this Global Note to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest hereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus in each case accrued and unpaid interest hereon to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of this Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes of this Series.

     "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New

York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all such Quotations obtained.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Reference Treasury Dealer" means each of Prudential Securities Incorporated, PaineWebber Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     Notice of redemption will be given by mail to Holders of Notes of this Series not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

     Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Note is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Note is required to be paid.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made a written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

     No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

     If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for this Global Note, will authenticate and deliver individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note.

     The Company may at any time and in its sole discretion determine that all Notes of this Series (but not less than all) issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for such Global Note, shall authenticate and deliver, individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

     Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

     Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     All terms used in this Global Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              NEVADA POWER COMPANY


                              By:
                                  -------------------------------

Attest:



------------------------------
Secretary

Dated:

                               TRUSTEE'S CERTIFICATION
                                  OF AUTHENTICATION

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

IBJ Whitehall Bank & Trust Company,
as Trustee


By:
    -----------------------------
     Authorized Officer

                                    ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common    UNIF GIFT

                                   MIN ACT --     Custodian
                                                 -------    ----------------
                                          (Cust)          (Minor)
TEN ENT -- as tenants by the entireties
                                   Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right
 of survivorship and not as tenants in common      -------------------------
                                                       State

                      Additional abbreviations may also be used
                            though not in the above list.

                                    --------------

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s)
unto
    ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

------------------------------
the within note and all rights
thereunder, hereby irrevocably
constituting and appointing attorney to
transfer said note on the books of the
Company, with full power of
substitution in the premises.

Dated:
         ---------------------     ----------------------------------------
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                   TRANSFER NOTICE


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________ whose taxpayer identification number is _________________________________________ and whose address including postal/zip code is ________________________________________
_____________________ the within Note and all rights thereunder, hereunder irrevocably constituting and appointing______________________________________
_________________________ attorney-in-fact to transfer said Note on the books of the Company with full power of substitution in the premises.



Dated:                             Name:
       -------------------               ----------------------------------
                                   By:
                                         ----------------------------------
                                   Title:
                                         -----------------------------------

                                     EXHIBIT B

                              FORM OF TRANSMITTAL LETTER

                PURSUANT TO THE PROSPECTUS DATED APRIL   , 1999
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           ON       , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").

                              NEVADA POWER COMPANY
                             LETTER OF TRANSMITTAL
           6.20% SENIOR UNSECURED NOTES, SERIES B DUE APRIL 15, 2004
                     TO: IBJ WHITEHALL BANK & TRUST COMPANY

         BY REGISTERED OR CERTIFIED MAIL:                     BY OVERNIGHT COURIER OR BY HAND:
        IBJ Whitehall Bank & Trust Company                   IBJ Whitehall Bank & Trust Company
                    P.O. Box 84                                       One State Street
               Bowling Green Station                                 New York, NY 10004
              New York, NY 10274-0084                      Attention: Securities Processing Window
  Attention: Reorganization Operations Department                   Subcellar One (SC-1)

                                 BY FACSIMILE:
                                 (212) 858-2611
                      Confirm by Telephone: (212) 858-2103

    Delivery of this instrument to an address other than as set forth above or transmission of this instrument via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges receipt of the Prospectus, dated
April    , 1999 (the "Prospectus") of Nevada Power Company (the "Issuer") and
the related Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount at maturity of their 6.20% Senior Unsecured Notes, Series B due April 15, 2004 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount at maturity of their outstanding 6.20% Senior Unsecured Notes, Series A due April 15, 2004 (the "Old Notes"), of which $130,000,000 principal amount at maturity is outstanding. The term
"Expiration Date" shall mean 5:00 p.m., New York City time, on         , 1999,
unless the Issuer, in its sole discretion, extend the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person:
(i) in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held of record by The Depository Trust Company ("DTC") and who desires to deliver such Old Notes by book-entry transfer at DTC. Certain terms used herein but not defined herein, shall have the respective meanings set forth in the Prospectus.

    This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the exchange agent.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

/ /        CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENTS
           ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
           Name of Tendering Institution:
           DTC Book-Entry Account No.:
           Transaction Code No.:

/ /        CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
           DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION
           2):
           Name of Registered or Acting Holder(s):
           Window Ticket No. (if any):
           Date of Execution of Notice of Guaranteed Delivery:

           Name of Eligible Institution that
           Guaranteed Delivery:

           If Delivered by Book-Entry Transfer,
           DTC Book-Entry Account No.:
           Transaction Code Number:

/ /        CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE
           PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

           PLEASE NOTE: THE ISSUER HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION
           DATE, THEY WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING
           BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES (PROVIDED THAT
           THE ISSUER RECEIVES NOTICE FROM ANY PARTICIPATING BROKER-DEALER OF ITS STATUS AS A
           BROKER-DEALER).
           Name:
           Address:
           Attention:

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX BELOW

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed scheduled affixed hereto.

                                           BOX 1
    DESCRIPTION OF 6.20% SENIOR UNSECURED NOTES, SERIES A DUE APRIL 15, 2004 (OLD NOTES)
                                                                           PRINCIPAL AMOUNT
                                                             AGGREGATE            AT
                                                             PRINCIPAL     MATURITY TENDERED
                                                             AMOUNT AT        (MUST BE IN
       NAME(S) AND ADDRESS(ES) OF                             MATURITY         INTEGRAL
          REGISTERED HOLDER(S)              CERTIFICATE    REPRESENTED BY     MULTIPLE OF
       (PLEASE FILL IN, IF BLANK)           NUMBER(S)**    CERTIFICATE(S)      $1,000)*

                                               TOTAL

 * Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 4.

   If the space provided above is inadequate, list the certificate numbers and principal amounts at maturity on a separate signed schedule and affix the list of this Letter of Transmittal.

** Need not be completed by Holders tendering by book-entry transfer.

------------------------------------------------------

                                     BOX 2
                       SPECIAL REGISTRATION INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

 To be completed ONLY if certificates for Old Notes in a principal amount at maturity not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in a name other than the name appearing in Box 1 above

 Issue certificate(s) to:
 Name _________________________________________________________________________
                                 (please print)
 Address ______________________________________________________________________
 ______________________________________________________________________________
                               (include zip code)
 ______________________________________________________________________________
                 (tax identification or social security number)

------------------------------------------------------
------------------------------------------------------

                                     BOX 3
                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

 To be completed ONLY if certificates for Old Notes in a principal amount at maturity not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be sent to an address other than the address appearing in Box 1 above, or if Box 2 is filled in, to an address other than the address appearing in Box 2.

 Deliver certificate(s) to:

 Name _________________________________________________________________________

                                 (please print)

 Address ______________________________________________________________________
 ______________________________________________________________________________

                               (include zip code)

 ______________________________________________________________________________
                 (tax identification or social security number)

-----------------------------------------------------

                                     BOX 4
                              BROKER-DEALER STATUS

 / / Check this box if the beneficial owner of the Old Notes is a participating broker-dealer and such participating broker-dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Nevada Power Company (the "Issuer") the principal amount at maturity of Old Notes indicated in Box 1.

    Subject to and effective upon the acceptance for exchange of the principal amount at maturity of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes with the full power of substitution to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon, the order of, the Issuer, (ii) deliver certificates for such Old Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (iii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) the Exchange Notes are to be acquired by the Holder or the person receiving such Exchange Notes, whether or not such person is the Holder, in the ordinary course of business, (ii) the Holder or any other person receiving the Exchange Notes is not engaging and does not intend to engage in the distribution of the Exchange Notes, (iii) the Holder or any other person receiving the Exchange Notes has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, and (iv) neither the Holder nor any other person receiving the Exchange Notes is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act. As indicated above, each participating broker-dealer that receives an Exchange Note for its own account in exchange for Old Notes must acknowledge that it (i) acquired the Old Notes for its own account as a result of market-making activities or other trading activities, (ii) has not entered into any arrangement or understanding with the Issuer or any "affiliate" of the Issuer (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (iii) will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If applicable, the undersigned shall use its reasonable best efforts to notify the Issuer when it is no longer subject to such Prospectus delivery requirements. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Issuer will assume that the undersigned is not a participating broker-dealer. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes.

    For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

    If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

    Unless otherwise indicated in Box 2 under "Special Registration Instructions" please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the registered Holder of the Old Notes appearing in Box 1 above (or in such event in the case of Old Notes tendered by DTC, by credit to the account of DTC). Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s), unless tender is being made through DTC. In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuer has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

    Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." See Instruction 2.

    The lines below must be signed by the registered Holder(s) exactly as their name(s) appear(s) on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power form the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
                                                                          date

            signature(s) of registered Holder(s)                          date
                  or authorized signatory
    Area Code and Telephone Number: --------------------

    If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 5.
Name(s): _______________________________________________________________________
                                 (please print)
Capacity: ______________________________________________________________________
Address: _______________________________________________________________________
                               (include zip code)

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

signature(s) guaranteed by an Eligible Institution:

                             (authorized signature)
                                    (title)
                                 (name of firm)
                          (address, include zip code)
                        (area code and telephone number)

Dated:
------------------------- , 1999

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), a substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and sole risk of the tendering Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the Holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Issuer nor the Exchange Agent is under any obligation to notify any tendering Holder of the Issuer's acceptance of tendered Old Notes prior to the completion of the Exchange Offer.

    2. GUARANTEED DELIVERY PROCEDURES. Holder who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

        (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" with the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

        (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange Trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC) and any other requirement documents will be deposited by the Eligible Institution with the Exchange Agent; and

        (iii) the certificates representing the tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of the Old Notes into the Exchange Agent's account with DTC), together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an agent's message) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

    Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

    3. TENDER BY HOLDER. Only a Holder or Acting Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered Holder.

    4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount at maturity. If less than the entire principal amount at maturity of Old Notes is tendered, the tendering Holder should fill in the principal amount at maturity tendered in the column labeled "Principal Amount at Maturity Tendered" of the box entitled "Description of 6.20% Senior Unsecured Notes, Series A due April 15, 2004 (Old Notes)" (Box 1) above. The entire principal amount at maturity of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of Old Notes is not tendered, Old Notes for the principal amount at maturity of Old Notes not tendered and Exchange Notes exchanged for any Old Notes tendered will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC.

    5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement, or any change whatsoever.

    If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

    If this Letter of Transmittal is signed by the registered Holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount at maturity of Old Notes are to be reissued or returned to the registered Holder, then the registered Holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other case, the registered must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

    If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should also indicate when signing and evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

    No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and (ii) the issuance of Exchange Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered Holder(s) and
(iii) neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box 3) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

    6. SPECIAL REGISTRATION AND DELIVER INSTRUCTIONS. Tender Holders should indicate, in the applicable box, the name and address in which the Exchange Notes and/or substitute Old Notes for principal amount at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering Holders should complete the applicable box.

    If no such instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the registered Holder of the Old Notes.

    7. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to the Issuer or their order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Issuer or their order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such axes or exemption from such taxes is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    8. TAX IDENTIFICATION NUMBER. Under the federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that
(i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the substitute Form W-9, sign and date the substitute Form W-9 and sign the certificate of payee awaiting taxpayer identification number. If "Applied For" is written in Part I, the Issuer (or the Exchange Agent with respect to Exchange Notes or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the Exchange Notes until the Holder furnishes the Issuer or the Exchange Agent with respect to the Exchange Notes, broker or custodian with its TIN. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuer are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holder (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individuals' exempt status. Such statements can be obtained from the Exchange Agent.

    Failure to complete the substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Issuer or the Exchange Agent with respect to the Exchange Notes, broker or custodian to withhold 31% of the amount of any payments made on account for the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Issuer, in their sole discretion, which determination will be final and binding. The Issuer reserve the right to reject any and all Old Notes not validly tendered or any Old Notes, the Issuer's acceptance of which would, in the opinion of the Issuer or their counsel, be unlawful. The Issuer also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of notes as to any ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange

Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. The Issuer will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

    10. WAIVER OF CONDITIONS. The Issuer reserve the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

    11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes will be accepted.

    12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

    14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Old Notes when, as and if the Issuer have given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

    15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the Caption "The Exchange Offer--Withdrawal of Tenders."

                       (DO NOT WRITE IN THE SPACE BELOW)

Certificate                           Old Notes                    Old Notes
Surrendered                           Tendered                     Accepted

Delivery
Prepared By:                         Checked By:                     Date:

                        PAYOR NAME: NEVADA POWER COMPANY

  Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)
  Address
  City, State and Zip Code
           SUBSTITUTE             Part 1 -- PLEASE PROVIDE     ---------------------------
            FORM W-9              YOUR TAXPAYER                  Social Security Number
   DEPARTMENT OF THE TREASURY     IDENTIFICATION NUMBER                    OR
    INTERNAL REVENUE SERVICE      ("TIN") IN THE BOX AT                   TIN:
                                  RIGHT AND CERTIFY BY
                                  SIGNING AND DATING BELOW
                                  Part 2 -- Check the box if you are NOT subject to backup
                                  withholding under the provisions of section 3408(a)(1)(C)
                                  of the Internal Revenue Code because (1) you have not
                                  been notified that you are subject to backup withholding
                                  as a result of failure to report all interest or
                                  dividends or (2) the Internal Revenue Service has
                                  notified you that you are no longer subject to backup
                                  withholding.

                                  PART 3 -- AWAITING TIN / /
  CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED
  ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

  Signature: ---------------------------------------------------------------------  Date:
------------------------

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE PURSUANT TO THE EXCHANGE OFFER. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature: ________________________________________  Date: ___________________